UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

Institutional Emerging Markets Equity Fund	October 31, 2012

Highlights

  Emerging stock markets rose modestly over the past year as central banks around the world took action to bolster growth as global economic activity slowed.

  The Institutional Emerging Markets Equity Fund advanced for the 6- and 12-month periods ended October 31, 2012, widely exceeding its benchmark index and Lipper peer group average over both periods.

  Inflation, a persistent problem across the emerging world in recent years, subsided in most countries, and many central banks loosened policy to stimulate growth.

  We anticipate that Europe’s debt crisis, China’s economic health, and the pace of the U.S. recovery will continue to influence investor demand for emerging markets stocks in the near term. We have confidence in the long-term outlook for emerging markets as incomes and living standards rise across the developing world.

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Emerging Markets Equity Fund

Dear Investor

Emerging markets stocks advanced modestly for the year ended October 31, 2012, as central banks around the world took action to counteract slowing global growth. Since the spring, Europe’s ongoing debt crisis and a patchy U.S. recovery weighed on export-driven economies ranging from Brazil to South Korea. India struggled with high inflation and slowing growth, and China’s economy weakened in the spring. However, sentiment improved toward the end of our reporting period after many central banks took steps to stimulate growth and economic indicators worldwide finally showed signs of a recovery.

The Institutional Emerging Markets Equity Fund returned 1.44% and 5.26% for the six and 12 months ended October 31, 2012, easily outpacing the MSCI Emerging Markets Index, its primary benchmark, and the Lipper Emerging Markets Funds Average for both periods. Stock selection led by several Asian countries drove most of the year’s outperformance, while country allocations also lifted relative results. From a sector viewpoint, consumer staples and materials contributed the most to relative performance, while telecommunication services followed by information technology were the biggest detractors. In terms of absolute performance, consumer staples contributed the most to returns, while materials added the least value. (Past performance cannot guarantee future results.)

The fund is broadly diversified in its country and sector exposures. We adjusted our country allocations but our overall positioning stayed broadly unchanged. At the end of October, the fund was overweight in emerging Europe, underweight in Asia and the Middle East and Africa, and roughly even with the benchmark in Latin America. Our largest country allocations were China, Brazil, and South Korea. Our sector allocations continue to reflect our preference for areas driven by domestic consumption, which should see solid long-term growth as the middle class across the developing world grows in size and wealth.

Market Environment

Since our last report at the end of April, worries about Europe’s inability to solve its debt crisis and uncertainty about the strength of the U.S. recovery continued to dictate the direction of financial markets. Against this volatile backdrop, two events in September drove global stock markets sharply higher: first, the European Central Bank’s announcement that it would make unlimited purchases of short-term bonds issued by troubled euro members, subject to certain conditions, and second, the U.S. Federal Reserve’s announcement of its latest round of quantitative easing and the extension of its low interest rate policy.

Country performance varied across the emerging universe. Brazil’s market slumped as it suffered from slowing economic growth, weak overseas demand, and rising household debt. To counteract the slowdown, Brazil repeatedly cut its benchmark interest rate to record-low levels, reduced taxes, and offered other incentives to stimulate demand. Its efforts finally appear to have paid off, as most analysts forecast a recovery for Brazil in this year’s second half. China’s market rose even as its economy decelerated due to slumping overseas demand and a drop in fixed asset investment spending. In response, China’s government reduced its official annual growth target, cut interest rates twice over the summer, and stepped up infrastructure spending. The stimulus efforts seem to have worked, as data released in October showed some pockets of the economy picking up. Interestingly, Chinese companies listed in Hong Kong outperformed their domestic counterparts listed on China’s domestic A shares market, which is restricted to domestic investors—suggesting that overseas investors are more optimistic than local ones about China’s outlook.

India’s market fell as it struggled with high inflation, widening budget and trade deficits, currency weakness, and political paralysis that has impeded reforms. Rising inflation kept India’s central bank from cutting interest rates even as many other central banks loosened policy over the period. However, India announced a series of reforms in September aimed at reviving growth and luring overseas investment, including allowing more foreign investment in retailing and other industries. Mexico was among the year’s top performers. Its economy has been growing nicely thanks to the U.S. recovery, a growing manufacturing export base, and government spending ahead of presidential elections last July. Inflation, a big concern for emerging markets in recent years, subsided in most countries. Most emerging markets either loosened monetary policy or held interest rates steady as they tried to safeguard their economies from weakness in the developed world.

Asia
South Korea was the year’s top contributor to relative performance thanks to stock selection. Consumer products maker LG Household & Health Care led advancers as its growth stayed resilient despite a slowing domestic economy. We like the company for its strong management; good earnings growth; and the defensive nature of its business, which includes Coca-Cola’s bottling operations in South Korea. Samsung Electronics was another big contributor as it posted a string of record quarterly profits due to strong sales of its Galaxy mobile phones. We have a high level of conviction in Samsung as more people upgrade to smartphones and prices rebound for certain kinds of memory chips that Samsung produces. Stock selection also paid off in Taiwan, largely due to our position in food and drink conglomerate Uni-President Enterprises, which has many ventures in China ranging from instant noodles to Starbucks stores. While we are confident in our South Korea and Taiwan holdings, we remain underweight in both countries because their export-driven economies are highly sensitive to global demand and offer few good opportunities driven by domestic growth. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection was less helpful elsewhere in Asia. China and India were among the biggest detractors from relative returns as several of our positions did poorly for company-specific reasons. In China, Gome Electrical Appliances led decliners as the electronics chain suffered from slowing sales and growing competition from online retail, where it was a latecomer. Baidu, China’s leading Internet search engine, was another big detractor amid growing concerns about competition, weaker advertising spending, and how it would sustain revenue growth as more customers migrate to mobile devices. We eliminated our position in Gome due to uncertainty over the timing of a turnaround in its business, but we increased our position in Baidu. Online search and marketing is an underpenetrated industry in China, and Baidu has a significant competitive edge with its superior technology, well-known brand, and valuable proprietary content. In India, shipping port operator Adani Ports led decliners. This company runs the fast-growing Mundra Port in India’s western Gujarat state and is benefiting from rising trade activity. Its shares fell over the period following an unfavorable court ruling, but we think Adani Ports has solid growth prospects and maintained a sizable position.

Recent news about China has focused on its economic slowdown, and many analysts have predicted a “hard landing.” The current slowdown comes as no surprise to us because China has long signaled its intention to rebalance the drivers of its economy. In the coming years, we believe that China will produce slower but more sustainable growth as it shifts to an economy driven by domestic consumption from one driven by exports and fixed asset investment. With this long-term policy goal in mind, we favor Chinese companies exposed to rising consumer demand and disposable incomes such as discretionary retail, consumer staples, and Internet-related services.

One aspect of China’s economy that we are monitoring is the country’s debt level, which has grown rapidly in recent years fueled by the rise of informal lending, or “shadow banking.” Given that conventional banks have become involved in unregulated financing, the informal lending surge has raised worries that bankruptcies in the private sector could lead to a rise in nonperforming loans that will weigh on the formal banking system.

Growing indebtedness is one of many challenges that face China’s next generation of leaders, who will assume power in March 2013. Just how reform-minded the new leadership will be is a matter of great interest for investors, but we do not anticipate any major economic or monetary policy changes in the near term.

Latin America
Brazil and Mexico continue to anchor our Latin American holdings and lifted relative returns for the year due to good stock selection. In Brazil, department store chain Lojas Renner led contributors as its shares rose to a multiyear high in October amid surging consumption aided by store-issued credit cards. We continue to have a positive view of Renner but recently trimmed our position as the rally made its risk/reward profile less compelling. BR Malls Participacoes, a shopping mall operator, also helped relative performance as it reported solid earnings growth. Despite Brazil’s slowdown over the past year, domestic consumption has generally stayed resilient due to government stimulus efforts, low unemployment, and rising wages. In Mexico, Grupo Financiero Banorte was one of the year’s top contributors as loan demand accelerated and its asset quality improved. We trimmed our position in Banorte, whose shares rallied to a multiyear high in October, to fund more attractive growth opportunities.

Our allocation to Brazil declined over the past year following a couple of significant sales. We gradually reduced our positions in longtime holdings Vale and Petroleo Brasileiro (Petrobras) to reflect weaker earnings growth following several years of outperformance for global commodities companies. We still own a sizable position in Petrobras, Brazil’s state-controlled oil company, for its attractive production growth outlook but only a modest position in Vale, the world’s top iron ore producer. Vale has posted earnings declines for more than a year as weaker demand from China weighed on metals prices, and we don’t see a recovery in iron ore demand any time soon given China’s efforts to cool its economy.

We reduced our exposure to Mexico. Hopes that Mexico’s incoming president, Enrique Peña Nieto, will push through badly needed labor, fiscal, and energy reforms have lifted the country’s domestic stock market to record highs since the summer. However, we believe Mexico’s stock market has run ahead of potential reforms, which will be difficult to carry out. Although we have a positive long-term outlook for Mexico’s economy, we believe that Mexican stocks are no longer cheap and further appreciation is limited in the near term.

Europe, Middle East, and Africa (EMEA)
Our EMEA positions generally lifted relative performance for the year due to positive stock selection in Turkey, South Africa, and Russia, which account for the bulk of our holdings in the region. In Turkey, discount supermarket chain BIM Birlesik Magazalar was one of the fund’s biggest contributors as domestic consumption stayed resilient and the retailer benefited from food inflation and solid earnings growth. Turkey’s economy has grown rapidly over the past year and its stock market gained more than 50% for the year-to-date period, making it among the best-performing emerging markets so far in 2012. In Russia, discount food retailer Magnit led advancers. Shares of Magnit, which runs a mix of convenience stores and hypermarkets, have soared over the past year as it posted strong earnings and margins growth driven by resilient domestic consumption. Conversely, Magnit’s chief domestic rival X5 Retail Group was one of the fund’s biggest detractors as it grappled with slowing sales, operational missteps, and the abrupt resignation of its chief executive officer in July. We maintained overweight positions in both Magnit and X5 given that organized food retailing is a fragmented and underpenetrated industry in Russia, where there are few national chains and foreign competitors. We believe our Russian retail holdings are a good way to capitalize on the country’s growing consumer economy as disposable incomes rise.

Retailers also benefited performance in South Africa, where food and clothing retailer Woolworths Holdings and Shoprite Holdings, Africa’s largest grocery chain, led advancers. Shares of many South African retailers rallied over the year as investors bet on high growth driven by Pan-African expansion and the continent’s expanding middle class. However, we have a cautious view of South Africa given its many problems, including high unemployment, sizable budget deficit, widespread poverty, and mounting social pressures highlighted by widespread labor unrest in the mining industry. South Africa remains one of our largest country underweights, while we were modestly overweight to Turkey and Russia at period-end.

Outlook

We expect that events in Europe, the pace of the U.S. recovery, and the extent of China’s slowdown will continue to affect demand for emerging markets stocks in the near term. Recent signs have been encouraging: At the close of our reporting period, the U.S. housing and jobs markets were strengthening, and various indicators showed China’s economy picked up in September, raising speculation that the downturn starting last spring is close to bottoming out. Still, the fundamental problems facing the eurozone remain: large budget deficits, high debt levels, and macroeconomic imbalances between members. Resolving these issues will require fiscal consolidation and deleveraging over several years and could dampen investor sentiment toward emerging markets stocks.

Across the emerging universe, disposable incomes and living standards are rising, the middle class is expanding, and consumer-driven industries are growing. We believe these trends will drive strong and sustainable growth for many years even if the global growth outlook stays uncertain in the near term. We have taken advantage of recent volatility to sharpen our bets by increasing our positions in high-conviction names, and we continue to seek opportunities in emerging markets companies offering the best combination of risk and reward.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Gonzalo Pángaro
Lead portfolio manager and chairman of the fund’s
Investment Advisory Committee

Mark Edwards
Portfolio manager

November 15, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Emerging Markets Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Equity Fund
October 31, 2012

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/12	Value 10/31/11
T. Rowe Price Reserve Investment Fund, 0.13%	¤	¤	$ 34	$ 30,331	$ 18,997
Totals			$ 34	$ 30,331	$ 18,997

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 30,331
Dividend income	34
Interest income	-
Investment income	$ 34
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Equity Fund
October 31, 2012
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $746,459)	$	947,270
Foreign currency (cost $4,322)		4,320
Receivable for shares sold		1,581
Receivable for investment securities sold		847
Dividends and interest receivable		583
Cash		25
Other assets		449
Total assets		955,075
Liabilities		
Payable for shares redeemed		7,387
Payable for investment securities purchased		974
Investment management and administrative fees payable		922
Other liabilities		422
Total liabilities		9,705
NET ASSETS	**$**	**945,370**
Net Assets Consist of:		
Undistributed net investment income	$	5,517
Accumulated undistributed net realized loss		(204,642)
Net unrealized gain		200,803
Paid-in capital applicable to 31,935,568 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		943,692
NET ASSETS	**$**	**945,370**
NET ASSET VALUE PER SHARE	**$**	**29.60**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Equity Fund
October 31, 2012

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2002. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2012, approximately 94% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares During the year ended October 31, 2012, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $272,374,000 and $226,601,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2012 and October 31, 2011, totaled $4,862,000 and $7,344,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund’s available capital loss carryforwards as of October 31, 2012, expire as follows: $20,924,000 in fiscal 2016, $124,951,000 in fiscal 2017, $2,830,000 in fiscal 2018, and $1,881,000 in fiscal 2019; $29,217,000 have no expiration.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2012, the fund had no deferred tax liability attributable to foreign securities and $4,147,000 of foreign capital loss carryforwards, including $3,172,000 that expire in 2017 and $975,000 that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal 1.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 232,470 shares of the fund, representing 1% of the fund’s net assets.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2012, the fund incurred $2,000 in interest expense related to outstanding borrowings on five days in the average amount of $9,980,000 and at an average annual rate of 1.18%. At October 31, 2012, there were no borrowings outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Emerging Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Emerging Markets Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $8,331,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $120,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $8,331,000 and foreign taxes paid of $1,739,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Price Portfolios Overseen]	Past Five Years

William R. Brody (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009 [138]	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940)	Retired
2006 [138]

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
1991 [138]	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory
Board, Deutsche Bank North America (2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1989 [138]

Robert J. Gerrard, Jr. (1952)	Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice
2012 [90]	President and General Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board Member, Pipeline Crisis/
Winning Strategies (1997 to present)

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003 [138]	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006 [138]

Cecilia E. Rouse, Ph.D. (1963)	Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member,
2012 [90]	National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s
Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy
(2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in
Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008);
Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority
Groups in the Economic Profession, American Economic Association (2006 to 2008)

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
2001 [138]	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc.
(2010 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009 [138]	Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Price Portfolios Overseen]	Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [138]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [75]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Roy H. Adkins (1970)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Vice President	employee, African Development Bank (to 2008)

Christopher D. Alderson (1962)	Director and President–International Equity, T. Rowe Price International;
President	Company’s Representative, Director, and Vice President, Price Hong Kong;
Director and Vice President, Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly student, Harvard Business School (to 2008)

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011), and Portfolio Manager of Africa and Middle
East portfolios and other emerging markets strategies, Pictet Asset
Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly
Vice President	Director, Bank of America Merrill Lynch and Co-head of credit and convertibles research team in Hong Kong (to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	International, and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Cofounder and Partner, Four Quarter Capital (to 2009)

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President	Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., T. Rowe Price International, and T. Rowe Price
Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President	Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Senior Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President	Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager,
Citadel Investment Group, Asia Limited (to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe Price International; Vice
Executive Vice President	President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Equity Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President	Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.
Vice President

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe Price Group, Inc.
Vice President

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	International, and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe Price Investment Services,
Vice President	Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Vice President, Moody’s Investors Service (to 2010)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Global Energy Analyst, Insight Investment (to 2010); Senior
Trader, Brevan Howard (to 2008)

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Ernest C. Yeung (1979)	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012